UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

Amendment No. 1 To

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2008

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual company is filed by such company on its own behalf.  Each company makes no representation as to information relating to the other company.

Explanatory Note

On May 30, 2008, SCANA Corporation (SCANA) and South Carolina Electric & Gas Company (SCE&G) filed a current report on Form 8-K to disclose under Item 1.01 SCE&G’s entry into a material definitive agreement.  The first sentence of the fifth paragraph in Item 1.01 of that filing was omitted from the publicly filed Form 8-K and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.  SCANA and SCE&G are withdrawing that confidential treatment request, and the purpose of this Amendment No. 1 is to add the omitted sentence to the publicly filed Form 8-K.  Although the EPC contract that is the subject of Item 1.01 provides that its terms, including the contract price, are confidential subject to certain limited exceptions, SCANA and SCE&G believe that disclosure of the contract price in this Form 8-K falls within those exceptions.

Item 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2008, South Carolina Electric & Gas Company (SCE&G), a principal subsidiary of SCANA Corporation (SCANA), for itself and as agent for the South Carolina Public Service Authority (Santee Cooper), South Carolina’s state-owned utility (together, the “Owner”), entered an engineering, procurement and construction (EPC) contract for two Westinghouse AP1000 nuclear units to be constructed at the site of the V. C. Summer Nuclear Station near Jenkinsville, South Carolina.

See also our Form 8-K, Item 8.01, Other Items, dated April 1, 2008, which reported several developments related to SCE&G’s plans to continue to pursue the construction of new nuclear generating capacity.  These included the announcement of the submission to the Nuclear Regulatory Commission (NRC) of a combined construction and operating license (COL) application and the filing with the Public Service Commission of South Carolina (SC PSC) of a letter of intent to submit a combined application under the South Carolina Base Load Review Act (BLRA), as well as the entry into an agreement authorizing the purchase of long-lead time materials for plant construction.

Under the terms of the EPC contract, Westinghouse Electric Company LLC and Stone & Webster, Inc., a subsidiary of The Shaw Group, Inc. (Westinghouse Electric Company LLC and Stone & Webster, Inc. together, the “Contractor”), will provide design, engineering, procurement, and construction services for two 1,117-megawatt nuclear electric-generating units.  The work contemplated by the EPC contract will be conducted in two phases.  Although limited site preparation activities may be approved to occur early, SCE&G will not commence substantive construction of the nuclear units until after SCE&G has obtained all necessary licenses and permits, including an order from the SC PSC granting it a certificate of environmental compatibility and public convenience and necessity (the above-mentioned BLRA order).  Phase I will include, among other things, engineering and other services required to support the Owner’s licensing efforts for the units, design work, project management, engineering and administrative support to procure long lead time equipment, construction mobilization and site preparation.  Phase II will encompass the remainder of the work required to complete the units and will begin with the Owner’s issuance to the Contractor of a written authorization to proceed with the remainder of the work (Full Notice to Proceed). While the Full Notice to Proceed may be issued prior to the receipt by the Owner of a COL from the NRC, certain critical aspects of the work may not be performed unless and until a COL is received.

The first unit is expected to be substantially complete in 2016.  The second unit is expected to be substantially complete in 2019.  The Owner may cancel either or both of the units on or before the issuance of the Full Notice to Proceed, in which case the Owner would be required to pay certain costs to the Contractor to bring the work to an orderly conclusion, including but not limited to costs to demobilize and cancel equipment and material orders placed.  If the Owner cancels either or both of the units after the issuance of the Full Notice to Proceed, a termination fee also would be incurred.  However, a mechanism has been devised for recovery of payments for certain long-lead time materials if the above BLRA order is not received by March 23, 2009.

The contract price for the two new nuclear units is approximately $6.4 billion, part of which is subject to increases for inflation.  The total estimated cost for both units upon completion, including forecasted inflation, owner’s costs (site preparation, etc.) and contingencies, is approximately $9.8 billion.  SCE&G’s share of that total is about $5.4 billion and Santee Cooper’s share is about $4.4 billion.  The EPC contract includes various pricing components designed to minimize the construction cost to the Owner, and a significant portion of the contract price is fixed or fixed with agreed-upon inflation factors.  Contract costs are also subject to adjustment for change orders, and certain of the pricing components are subject to contractor performance bonuses.  SCE&G will also incur financing, transmission upgrade and other costs related to placing the plants in service.

SCE&G and Santee Cooper are joint owners and share operating costs and generating output of the existing V. C. Summer Nuclear Station’s 966-megawatt unit in the proportion of two-thirds and one-third, respectively.  Under a similar arrangement, the new units described above are to be jointly owned, and operating costs and output will be shared in the proportion of 55% and 45%, respectively.  As with the existing unit, SCE&G will be the operator of the new units.  Westinghouse and some of its affiliates provide certain engineering and fuel fabrication services and certain materials, services and equipment used at V. C. Summer.

On May  27, 2008 SCANA and Santee Cooper issued a press release, a copy of which is attached hereto as Exhibit 99.1, with additional information regarding the entry into the EPC contract.

Finally, on May 30, 2008, SCE&G submitted to the SC PSC the above-referenced combined application under the BLRA.  The application documents the need for new generation and provides information for the determination of the prudency of SCE&G's construction plans, including the projected costs, schedules and siting decisions.  In that application, SCE&G’s share of total costs, including transmission projects and financing costs, are projected to be approximately $6.3 billion. Under the BLRA, an order must be issued by the SC PSC by no later than the end of February, 2009.  On May 30, 2008, SCANA issued a press release, a copy of which is attached hereto as Exhibit 99.2, with additional information regarding this application.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 99.1         Press release dated May 27, 2008 (previously filed)

Exhibit 99.2         Press release dated May 30, 2008 (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.  The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

August 28, 2008	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Number

99.1	Press release dated May 27, 2008 (previously filed)

99.2            Press release dated May 30, 2008 (previously filed)